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                                                                      Exhibit 24
                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, AIRTOUCH COMMUNICATIONS, INC., a Delaware corporation (hereinafter referred to as the "Corporation"), proposes to file shortly with the Securities and Exchange Commission (the "SEC"), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the Corporation's 1993 Long-Term Stock Incentive Plan; and

         WHEREAS, each of the undersigned is an officer or director, or both, of the Corporation, as indicated below under his name;

         NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Margaret G. Gill, Sam Ginn, Mohan S. Gyani, and Arun Sarin, and each of them, his/her attorneys for him/her in his stead, in each of his/her offices and capacities as an officer, director, or both, of the Corporation, to sign and to file with the SEC such Registration Statements on Form S-8, and any and all amendments, modifications, or supplements thereto, and any exhibits thereto, and grants to each of said attorneys full power and authority to sign and file any and all other documents and to perform and do all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, and hereby ratifies and confirms all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof in connection with the registration of the aforesaid common stock.

         IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand this 12th day of December, 1996.

DIRECTORS


By:/s/ Sam Ginn                                      By:/s/ Carol A. Bartz
   --------------------------                           -----------------------
     Sam Ginn                                             Carol A. Bartz
     Chairman of the Board and                            Director
      Chief Executive Officer


By:/s/ C. Lee Cox                                    By:/s/ Paul Hazen
   --------------------------                           -----------------------
     C. Lee Cox                                           Paul Hazen
     Vice Chairman of the Board                           Director



By:/s/ Donald G. Fisher                              By:/s/ Arthur Rock
   --------------------------                           -----------------------
     Donald G. Fisher                                     Arthur Rock
     Director                                             Director


By:/s/ Michael J. Boskin                             By:/s/ George P. Schultz
   --------------------------                           -----------------------
     Michael J. Boskin                                    George P. Shultz
     Director                                             Director


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By:/s/ Arun Sarin                                    By:/s/ Charles S. Schwab
   --------------------------                            -----------------------
     Arun Sarin                                            Charles S. Schwab
     Vice Chairman of the Board                            Director



OFFICERS


 By/s/ Mohan S. Gyani
   --------------------------
      Mohan S. Gyani
      Executive Vice President, Chief Financial Officer


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